UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[ ]	Soliciting Material Under Rule 14a-12

AMMO, Inc.

(Name of registrant as specified in its charter)

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[X] No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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c/o WCST Proxy Services

721 N. Vulcan Ave. Ste. 106

Encinitas, CA 92024

Time Sensitive shareholder information enclosed

CONTROL NUMBER:

AMMO, Inc.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Stockholders
	DATE:	OCTOBER 25, 2021
	TIME:	10:00 a.m. pacific time
	LOCATION:	7681 EAST GRAY RD, SCOTTSDALE, AZ 85260

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call 1-619-664-4780	FAX: Send this card to 760-452-4423	INTERNET: HTTPS://WWW.WESTCOASTSTOCKTRANSFER.COM/ PROXY -POWW / and follow the on-screen instructions.	EMAIL: proxy@wcsti.com Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.westcoaststocktransfer.com/proxy-poww/

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request, as instructed above, before October 11, 2021.

you may enter your voting instructions at https://www.westcoaststocktransfer.com/proxy-poww/ until 11:59 p.m. Eastern time October 24, 2021 using the control number shown at the upper right corner of this notice.

The purposes of this meeting are as follows:

1.        To elect the seven (7) directors nominated by our Board of Directors

2.        To ratify the appointment of Pannell Kerr Forster of Texas, P.C as our independent registered public accounting firm.

3.        To amend our Amended and Restated Certificate of Incorporation to classify our board into three classes with staggered three-year terms.

4.        To approve the issuance of an additional 1,500,000 shares of our common stock pursuant to the terms and provisions of that certain Agreement and Plan of Merger by and amond Ammo, Speedlight Group I, LLC, Gemini Direct Investments, LLC and Steven F. Urvan dated as of April 30, 2021.

5.        To transact any other business that is properly presented before the Annual Meeting.

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.

The board of directors has fixed the close of business on September 3, 2021 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock, par value $0.001 per share, they held on that date at the meeting or any postponement or adjournment of the meeting.

The Board of Directors recommends that you vote ‘for’ all proposals above.

Please note - This is not a Proxy Card - you cannot vote by returning this card